BROWNIA SMALL-CAP GROWTH FUND
                           BROWNIA GROWTH EQUITY FUND





                               SEMI-ANNUAL REPORT

                               November 30, 2000

--------------------------------------------------------------------------------

BROWNIA SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
                                                        November 30, 2000

Dear Shareholder:

We are pleased to provide you with the results of the BrownIA Small-Cap Growth Fund for the six-month period ending November 30, 2000. These six months were difficult for small-cap investors. However, as shown by the table below, we outperformed our primary benchmark, the Russell 2000(R) Growth Index, for the six-month period, and have outperformed all relevant indices in the period since the Fund's inception. 1

                                                           TOTAL RETURN (%)
                                                 ALL PERIODS ENDING NOVEMBER 30, 2000

--------------------------------------- --------------- ------------------ -------------- --------------------
                                                     6           Year-to-              1     Annualized Since
                                                Months               Date           Year           Inception*
--------------------------------------- --------------- ------------------ -------------- --------------------
BROWNIA SMALL-CAP GROWTH FUND                   -10.78             -19.52           0.24                15.84
--------------------------------------- --------------- ------------------ -------------- --------------------
Russell 2000(R)Growth Index                      -18.46             -26.90         -14.02                -3.18
--------------------------------------- --------------- ------------------ -------------- --------------------
Russell 2000(R)Index                             -5.77             -10.69          -0.58                 0.82
--------------------------------------- --------------- ------------------ -------------- --------------------
S&P 500 Index                                    -6.92              -9.55          -4.22                 0.40
--------------------------------------- --------------- ------------------ -------------- --------------------
*June 28, 1999

Our philosophy and strategy guide us in identifying what we consider to be the best growth companies with the largest growth opportunities early in their life cycles, and holding them for the long-term. Since year-end 1993, when the current investment team began managing with this style, the environment for this strategy has been challenging. Small companies' stocks have significantly under-performed their larger counterparts, as measured by the Russell 2000(R) Index performance relative to S&P 500 Index. The point is illustrated in the following chart. 2

  [EDGAR Representation of Bar Chart]

          BIA              Russell 2000

Dec-93            100              100
Jan-94         101.94          103.133
Feb-94     104.814708      102.7586272
Mar-94    98.40004787      97.34633031
Apr-94    95.85148663      97.92359405
May-94    94.47122522      96.82195362
Jun-94     88.7557161      93.55518091
Jul-94    91.54264558      95.09322808
Aug-94    99.09491384      100.3899209
Sep-94    100.9578982      100.0495991
Oct-94    105.5413868      99.64539867
Nov-94      101.52026      95.61872811
Dec-94    104.5658678      98.17844146
Jan-95    106.2075519      96.93844775
Feb-95     113.142905      100.9739953
Mar-95     115.711249      102.7046896
Apr-95    112.5870452      104.9867878
May-95    114.7149404      106.7915107
Jun-95    127.5630137      112.3318543
Jul-95    133.9156518      118.8021691
Aug-95    139.5936754       121.260186
Sep-95    147.8297023      123.4258929
Oct-95    142.6556627      117.9062869
Nov-95    145.5801038      122.8595301
Dec-95    146.2060983      126.1005645
Jan-96    142.6532901      125.9643759
Feb-96    155.6632701      129.8906854
Mar-96    156.2236579      132.5339609
Apr-96    174.9392521      139.6205518
May-96     185.033247      145.1229977
Jun-96    177.0768173      139.1642474
Jul-96    155.1015843      127.0096421
Aug-96     167.990526      134.3838219
Sep-96    180.7578059      139.6355416
Oct-96    171.7018399       137.483758
Nov-96    176.8700652      143.1480888
Dec-96    175.9680279      146.9000002
Jan-97    188.7433067      149.8350622
Feb-97    173.8892085      146.2015619
Mar-97    158.9347366      139.3008482
Apr-97    159.7929841      139.6908906
May-97    190.3915829      155.2245176
Jun-97    200.9725951      161.8836494
Jul-97    204.3714436      169.4112391
Aug-97    214.9213019      173.2907565
Sep-97      233.75636      185.9756399
Oct-97    219.3148921      177.8113093
Nov-97    218.1016421      176.6555358
Dec-97    216.1755865      179.7470076
Jan-98    214.0538232      176.9070049
Feb-98      236.27261      189.9804326
Mar-98    254.2057011      197.8076264
Apr-98    249.2741105      198.8955684
May-98      220.68237      188.1750972
Jun-98    225.7139281      188.5702649
Jul-98    200.5242537      173.2960735
Aug-98    155.5396452       139.641976
Sep-98     174.052596      150.5759427
Oct-98    192.3629291      156.7164297
Nov-98    204.6164477      164.9268034
Dec-98     233.860435       175.132474
Jan-99    223.0326968      177.4617359
Feb-99    202.0152106      163.0873353
Mar-99    203.2879065      165.6314977
Apr-99     211.683697      180.4720799
May-99    214.3509116      183.1069723
Jun-99    228.6052472      191.3834075
Jul-99    217.8608006      186.1395021
Aug-99    216.0961281      179.2523405
Sep-99    230.0775476       179.288191
Oct-99    244.9635649      180.0232726
Nov-99    260.8127076      193.5430203

Because we are long-term investors and do not attempt to "time the market" by trading in and out of cash, our portfolio feels the full impact of market volatility. The year 2000 has been characterized by extreme volatility, due in part to the "dot.com" mania that started in the early months of the year, followed by the "dot.com" panic that resulted when many of the new Internet companies announced shortfalls, downsizing or worse. In November another decline set in when, large technology companies reported slowing growth and disappointing earnings.

--------------------------------------------------------------------------------

BROWNIA SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------

We again emphasize that it is vitally important to focus on the long-term growth potential of the Fund and its constituent holdings when overall market psychology is at its most negative. We believe the companies in our portfolio are among the fastest growing smaller companies. They have real business models that we can understand and monitor. We have frequently used market sell-offs as opportunities to add some of the best of these holdings to the portfolio, seeking to see their shares recover quickly in the market. For example, we took advantage of the sell-off of Internet-related stocks by adding to some of the Fund's holdings whose shares had declined with the overall market, but whose businesses remained strong. These included Internet-related securities such as Keynote Systems, eBenx and Digital Insight, as well as ATMI, Arthrocare and Getty Images in the broader technology category.

While the Fund has enjoyed strong relative performance, we believe that the best is yet to come. The Fund should realize its true potential when the sector-related impediments described in this letter are removed. While we cannot predict what the catalyst for change will be or when, we believe that the Fund is well positioned due to the excellent growth companies in which we invest. For this reason, we are very excited about the future potential of the Fund, and hope you share in our enthusiasm.

Frederick L. Meserve, Jr.
Portfolio Manager



-----------------------


1PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. AS OF DECEMBER 31, 2000, THE FUND'S ONE-YEAR AND SINCE INCEPTION (JUNE 28, 1999) ANNUALIZED RETURNS WERE -15.59% AND 18.57%, RESPECTIVELY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES,WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. THE FUND'S PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. DURING THE PERIOD, CERTAIN FEES AND EXPENSES WERE WAIVED BY THE FUND. WITHOUT THESE WAIVERS TOTAL RETURNS WOULD HAVE BEEN LOWER.

2A DATA POINT OF 1 INDICATES THAT THE PERFORMANCE OF THE RUSSELL 2000(R) INDEX IS EQUAL TO THE PERFORMANCE OF THE S&P 500 INDEX. A DATA POINT OF .5 INDICATES PERFORMANCE OF THE RUSSELL 2000(R) INDEX EQUAL TO HALF THE S&P 500 INDEX.

THE RUSSELL 2000(R) INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX WHICH IS WIDELY REGARDED TO BE REPRESENTATIVE OF SMALL-COMPANY STOCKS IN GENERAL. THE RUSSELL 2000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000(R) COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. YOU CANNOT INVEST DIRECTLY IN ANY INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGER AS OF NOVEMBER 30, 2000, AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST
SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

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--------------------------------------------------------------------------------

BROWNIA GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
                                                        November 30, 2000

Dear Shareholder:

The year 2000 presented investors with a wide range of opportunities and challenges.

As for the opportunities, it was a year in which many growth funds, such as the BrownIA Growth Equity Fund, made absolute and relative gains in sectors other than technology, which had dominated performance in the prior two years. In contrast to 1999, when non-tech growth was viewed as vulnerable to being "Amazon-ed", in 2000 several of these stocks benefited from a renewed willingness by investors to reward growth. Ironically, several of the fiscal year winners were the "old economy" companies that invested in technology to enhance revenues, to extend market reach and to increase productivity. The BrownIA Growth Equity Fund owns many such companies, including Capital One Financial Corp., CVS Corp. and Chase Manhattan Corp. All of these companies have invested heavily in technology as a way to create strong profit growth and maintain their industry leadership positions.

The year 2000 also was a year in which investors with a valuation discipline were rewarded for their patience. The 1999 stock market was said to have a personality split between the tech-have and have-nots. The resulting bifurcation of performance led to a bifurcation of stock valuations as well. For investors like ourselves who firmly believe that buying attractive growth companies at reasonable prices leads to strong performance over time, this imbalance presented us with an opportunity. Our broad sector reach, focus on growth and valuation discipline resulted in overweightings in strong performing sectors such as health care and financial services. We believed that these sectors were poised to do well, particularly if the US economy were to slow, the dollar were to remain stubbornly high and political uncertainty of various forms were to weaken investor confidence. Over the course of 2000, the attractive relative earnings growth prospects of companies like Warner-Lambert (now Pfizer), American International Group and Anheuser Busch were recognized by the market, and these core stocks have performed well.

Although many "old economy" companies outperformed the more volatile sectors in 2000 - technology and telecommunications - lagged. The severe correction in technology stocks has been the principal challenge for most core growth managers this year. The tech heavy Nasdaq Composite Index fell 31% during the 12 months ending November 30 and 50% from its peak level in early March. The broad sell-off in technology shares has been a stark reminder to all investors of the exaggerated expectations for many Internet-linked shares. What inevitably burst the tech bubble in mid-March was a combination of rising interest rates, sky-high valuations and the ultimate dimming of technology earnings momentum. Fortunately, our sell discipline led us to trim most of our technology holdings in the first half of the year because of the excessive valuations of these stocks. Even though capital spending for technology-related companies was at an all time high, we believed that the rate of growth had peaked for many of these stocks which could leave them vulnerable to a correction. The apparent slowdown in technology-related spending can be attributed to at least two global developments: deteriorating worldwide economic growth and industry-specific concerns associated with the ability of communication services companies to continue to spend. How these two conditions play out should be key determinants to the performance of technology shares, and possibly the overall equity market, in the coming year.

Although we have been underweight in the technology sector during the course of the year, this sector remains our largest absolute weighting in the Fund. Our strategy has been to focus on the favorable long-term growth prospects of the companies held by the Fund, rather than focus on the shorter-term phases of a cycle. We continue to believe that despite growing evidence of slowing momentum of overall technology growth, Fund holdings such as Cisco Systems, Linear Technology and Texas Instruments should perform well through the cycle.

Although the Fund was underweight in the technology sector, its exposure to technology handicapped performance during the year as the overall market took on a value tilt. As of November 30, the Fund returned -7.91% versus -4.2% for the S&P 500 Index for the 12-month period.1 Despite the Fund's recent underperformance, we believe our investment bias in favor of growth-oriented industries such as technology, health care, communications services and select areas of consumer services should reward shareholders with long-term competitive returns.

--------------------------------------------------------------------------------

BROWNIA GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------

The estimated growth rate of the companies in the Fund is 20%, which represents an increase in the Fund's overall growth prospects relative to last year at this time, despite a slower global growth outlook. However, the forward Price to Earnings Ratio ("P/E ratio") of the companies in the Fund has actually moved lower, consistent with the overall market, and now stands at just over 32 times next years' Earnings Per Share (EPS). It is compelling when taking into consideration the growth prospects of our portfolio companies versus consensus projected 10% growth of the overall market.

At the peak of the technology rally, the S&P 500 Index technology sector represented almost one-third of the capitalization of the Index, and the technology sector P/E ratio was nearly 60 times forward earnings. The decline in the price of technology shares reduced the technology sector weighting to roughly 25% of the S&P 500 Index. Similarly, we believe the valuation of the technology sector has become more reasonable at an estimated P/E ratio of 31 times forward earnings, versus a 10-year mean of 23 times. In our view, the compression in the technology valuation reflects a change in investor sentiment from over-optimism to over-pessimism during the last 12 months, rather than a collapse of growth prospects for the sector. Despite the current evidence of a slowdown in technology spending, some attractive investment opportunities have emerged because of "mispricings" of the fundamentals of some prominent companies. Because our investment philosophy emphasizes owning what we consider to be high quality companies and buying them at attractive valuations, we have focused on select stocks that we believe have been oversold. Recent purchases Powerwave Technologies, Flextronics International and JDS Uniphase are representative investments in leaders within emerging segments of technology, including 3G wireless, contract manufacturing and optical networking.

At BrownIA, we believe that our focus on owning shares of companies that have exhibited great earnings growth, strong business models, market leadership and management flexibility in an ever-changing global market place positions the Fund well to achieve its objective of seeking capital appreciation.


Geoffrey R. B. Carey, CFA                   Jane W. Korhonen, CFA
Portfolio Manager                           Portfolio Manager




-----------------------


1PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. AS OF DECEMBER 31, 2000, THE FUND'S ONE-YEAR AND SINCE INCEPTION (JUNE 28, 1999) ANNUALIZED RETURNS WERE -9.53% AND -1.05%, RESPECTIVELY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. THE FUND'S PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. DURING THE PERIOD, CERTAIN FEES AND EXPENSES WERE WAIVED BY THE FUND. WITHOUT THESE WAIVERS TOTAL RETURNS WOULD HAVE BEEN LOWER.

THE S&P 500 Index is an unmanaged index representing the average performance of 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. YOU CANNOT INVEST DIRECTLY IN ANY INDEX.

THE PRICE/EARNINGS RATIO (P/E) IS THE STOCK'S PRICE DIVIDED BY ITS EARNINGS PER SHARE FOR A 12-MONTH PERIOD. P/E IS A POPULAR WAY TO COMPARE STOCKS SELLING AT VARIOUS PRICE LEVELS.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGERS AS OF NOVEMBER 30, 2000, AND MAY NOT REFLECT THE VIEWS OF THE MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST
SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

--------------------------------------------------------------------------------
BROWNIA SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

COMMON STOCK (96.7%)
     SHARES            SECURITY DESCRIPTION           VALUE            SHARES             SECURITY DESCRIPTION           VALUE
---------------    ----------------------------    -----------    ----------------    ----------------------------    -----------
BASIC MATERIALS (3.9%)                                            MEDIA/TELECOMMUNICATIONS (8.2%)
    171,850 ATMI, Inc. +                             $2,663,675       95,600 Getty Images, Inc. +                    $2,664,850
     38,950 Trex Co., Inc. +                            852,031      127,050 Lattitude Communications, Inc. +           635,250
                                                    ------------
                                                      3,515,706      131,475 Tekelec, Inc. +                          4,075,725
                                                    ------------                                                   -------------
                                                                                                                      7,375,825
                                                                                                                   -------------
BUSINESS SERVICES (12.7%)
     35,900 CoStar Group, Inc. +                        801,019   TECHNOLOGY (31.6%)
    116,300 Documentum, Inc. +                        4,470,281       41,400 Alpha Industries, Inc. +                 1,265,288
     29,180 i2 Technologies, Inc. +                   2,812,223      147,400 BroadVision, Inc. +                      3,334,925
     94,652 MemberWorks, Inc. +                       2,011,355       18,100 Digimarc Corp. +                           307,700
    127,486 QRS Corp. +                                 928,256       36,700 Digital Insight Corp. +                    591,788
    157,600 SITEL Corp. +                               364,450       49,100 eBenX, Inc. +                              478,725
                                                    ------------
                                                     11,387,584      129,902 Eclipsys Corp. +                         3,052,697
                                                    ------------      59,800 Keynote Systems, Inc. +                  1,091,350
CAPITAL GOODS (2.6%)                                                  56,575 Novadigm, Inc. +                           484,424
     69,150 Advanced Lighting Technologies, Inc. +      518,625      112,440 RSA Security, Inc. +                     4,834,920
     60,950 AstroPower, Inc. +                        1,767,550      175,500 SIPEX Corp. +                            4,387,500
     24,925 RailWorks Corp. +                            46,734       64,557 Synopsys, Inc. +                         2,517,723
                                                    ------------
                                                      2,332,909       29,200 Synplicity, Inc. +                         430,700
                                                    ------------      15,400 Tripath Technology, Inc. +                 185,762
CONSUMER CYCLICALS (11.2%)                                           135,916 Wind River Systems +                     5,436,640
                                                                                                                   -------------
    119,500 Apollo Group, Inc. +                      4,182,500                                                      28,400,142
     38,075 Bright Horizons Family Solutions, Inc.    1,080,378                                                    -------------
     16,850 I-Many, Inc. +                              191,669   TRANSPORTATION  (7.5%)
    166,050 Sunrise Assisted Living, Inc. +           4,452,216       63,200 Atlantic Coast Airlines Holdings +       2,689,950
      9,100 Tweeter Home Entertainment Group, Inc. +    147,875       96,075 Forward Air Corp. +                      4,035,150
                                                    ------------                                                   -------------
                                                     10,054,638                                                       6,725,100
                                                    ------------                                                   -------------
CONSUMER STAPLES (9.1%)
      4,300 Krispy Kreme Doughnuts +                    301,000   Total Common Stock (Cost $75,702,994)               86,859,065
    151,475 O'Charleys, Inc. +                        2,631,878                                                    -------------
     93,675 Papa John's International, Inc. +         2,488,242   SHORT-TERM INVESTMENTS (3.3%)
     60,400 Starbucks Corp. +                         2,751,975
                                                    ------------
                                                      8,173,095     PRINCIPAL              SECURITY DESCRIPTION         VALUE
                                                    ------------  -----------------------  ---------------------     ---------
                                                                  CASH MANAGEMENT ACCOUNTS (3.3%)
HEALTH CARE (9.9%)                                                $ 2,956,449 BT Institutional Cash Management Fund   $2,956,449
    194,720 ArthroCare Corp. +                        3,164,200                (Cost $2,956,449)                   -------------
     15,675 Collagenex Pharmaceuticals, Inc. +           64,660
     13,700 Emisphere Technologies, Inc. +              366,475   TOTAL INVESTMENTS (100.0%) (COST $78,659,443)      $89,815,514
     21,900 EPIX Medical, Inc. +                        175,200                                                    =============
     17,700 Guilford Pharmaceuticals, Inc. +            363,956
     53,000 Incyte Genomics, Inc. +                   1,404,500
     24,400 SonoSite, Inc. +                            393,450
    623,500 US Oncology, Inc. +                       2,961,625
                                                    ------------
                                                      8,894,066
                                                    ------------



-------------------------------------------------
+ Non-income producing security.



See Notes to Financial Statements.     5

--------------------------------------------------------------------------------
BROWNIA GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

COMMON STOCK (95.2%)

     SHARES            SECURITY DESCRIPTION           VALUE            SHARES             SECURITY DESCRIPTION           VALUE
---------------    ----------------------------    -----------    ----------------    ----------------------------    -----------
BASIC INDUSTRY (1.6%)                                               TECHNOLOGY (26.5%)
     18,100 Rohm & Haas Co.                         $538,475          1,481 Agilent Technologies, Inc. +                 $ 77,290
                                                  -----------        30,500 Cisco Systems, Inc. +                       1,460,188
CAPITAL GOODS (4.3%)                                                 23,900 Compaq Computer Corp.                         513,850
     27,300 Tyco International Ltd.                1,440,075         26,000 Computer Associates International, Inc.       679,250
                                                  -----------        31,900 Dell Computer Corp. +                         614,075
CONSUMER CYCLICALS (7.5%)                                             8,800 Flextronics International Ltd. +              220,550
     17,000 Costco Wholesale Corp. +                 554,625         19,900 Intel Corp.                                   757,444
     25,000 Lowe's Cos., Inc.                      1,001,563          4,000 JDS Uniphase Corp. +                          200,250
     33,000 Target Corp.                             992,063         12,000 Linear Technology Corp.                       567,750
                                                  -----------
                                                   2,548,251         13,400 Microsoft Corp. +                             768,825
                                                  -----------        25,800 Oracle Corp. +                                683,700
CONSUMER STAPLES (12.5%)                                             63,800 Parametric Technology Co. +                   709,775
     18,800 America Online, Inc. +                   763,468          6,250 Powerwave Technologies, Inc. +                307,422
     19,500 Anheuser-Busch Cos., Inc.                925,031         21,500 Solectron Corp. +                             612,750
      7,950 Colgate-Palmolive Co.                    467,062         21,600 Texas Instruments, Inc.                       805,950
                                                                                                                     -------------
     10,500 CVS Corp.                                597,188                                                            8,979,069
     25,900 Outback Steakhouse, Inc. +               704,15                                                          -------------
     13,100 Safeway, Inc. +                          772,081        TELECOMMUNICATIONS (6.4%)
                                                  -----------
                                                    4,228,986        26,600 Qwest Communications International, Inc. +  1,004,150
                                                  -----------        16,900 Verizon Communications                        949,569
ENERGY (6.5%)                                                        14,600 WorldCom, Inc. +                              218,087
                                                                                                                     -------------
      8,500 Chevron Corp.                            695,938                                                            2,171,806
      8,480 Exxon Mobil Corp.                        746,240                                                         -------------
     22,500 Halliburton Co.                          750,938    Total Common Stock (Cost $30,463,285)                  32,187,887
                                                  -----------                                                        -------------
                                                   2,193,116
                                                  -----------
                                                                SHORT-TERM INVESTMENTS (4.8%)
FINANCIAL (16.9%)                                                     PRINCIPAL           SECURITY DESCRIPTION           VALUE
                                                                   ---------------    ----------------------------    -----------
     12,600 American International Group, Inc.     1,221,412     $1,622,210 BT Institutional Cash Management Fund
     12,900 Capital One Financial Corp.              719,981                   (Cost $1,622,210)                $ 1,622,210
     28,850 Chase Manhattan Corp.                  1,063,843                                                  -------------
     20,605 Citigroup, Inc.                        1,026,387     TOTAL INVESTMENTS (100.0%) (COST $32,085,495)  $ 33,810,097
     14,100 Freddie Mac                              852,169                                                  =============
     17,400 Wells Fargo Co.                          825,412
                                                  -----------
                                                   5,709,204
                                                  -----------
HEALTH CARE (13.0%)
      5,380 Amgen, Inc. +                            342,302
     17,200 Bristol-Myers Squibb Co.               1,192,175
     12,700 Guidant Corp. +                          685,006
     12,800 Medtronic, Inc.                          681,600
     33,350 Pfizer, Inc.                           1,477,822
                                                  -----------
                                                   4,378,905
                                                  -----------



--------------------------------------------------
+ Non-income producing security.



See Notes to Financial Statements.     6

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                               BROWNIA                BROWNIA
                                                                              SMALL-CAP               GROWTH
                                                                               GROWTH                 EQUITY
                                                                                FUND                   FUND
                                                                         --------------------   --------------------

ASSETS
 Investments (Note 2)
  Investments, at cost                                                          $ 78,659,443           $ 32,085,495
  Net unrealized appreciation                                                     11,156,071              1,724,602
                                                                         --------------------   --------------------
 Total investments, at value                                                      89,815,514             33,810,097

 Receivable for securities sold                                                       16,699                 95,232
 Interest, dividends and other receivables                                            18,499                 38,440
 Receivable for Fund shares sold                                                     168,966                 94,700
 Prepaid expenses                                                                      1,285                    423
                                                                         --------------------   --------------------

Total Assets                                                                      90,020,963             34,038,892
                                                                         --------------------   --------------------

LIABILITIES

 Payable for securities purchased                                                          -                 51,460
 Payable to adviser (Note 3)                                                          78,060                 14,320
 Payable to administrator (Note 3)                                                     8,099                  3,333
 Payable for Fund shares redeemed                                                          -                280,380
 Accrued expenses and other liabilities                                               37,134                 24,345
                                                                         --------------------   --------------------

Total Liabilities                                                                    123,293                373,838
                                                                         --------------------   --------------------

NET ASSETS                                                                      $ 89,897,670           $ 33,665,054
                                                                         ====================   ====================

COMPONENTS OF NET ASSETS
 Paid-in capital                                                                $ 76,708,452           $ 33,027,378
 Undistributed net investment income (loss)                                         (442,689)                 4,053
 Accumulated net realized gain (loss) from investments                             2,475,836             (1,090,979)
 Unrealized appreciation of investments                                           11,156,071              1,724,602
                                                                         --------------------   --------------------

NET ASSETS                                                                      $ 89,897,670           $ 33,665,054
                                                                         ====================   ====================

SHARES OF BENEFICIAL INTEREST                                                      7,288,466              3,534,813

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE                                                                     $ 12.33                 $ 9.52



See Notes to Financial Statements.     7

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (unaudited)
PERIOD ENDED NOVEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                               BROWNIA                  BROWNIA
                                                                              SMALL-CAP                 GROWTH
                                                                               GROWTH                   EQUITY
                                                                                FUND                     FUND
                                                                         --------------------     --------------------

INVESTMENT INCOME
 Interest income                                                                   $ 172,656                 $ 46,345
 Dividend income                                                                           -                  116,734
                                                                         --------------------     --------------------
Total Investment Income                                                              172,656                  163,079
                                                                         --------------------     --------------------

EXPENSES
 Investment advisory (Note 3)                                                        492,343                  127,618
 Adminstration (Note 3)                                                               49,234                   20,000
 Transfer Agency (Note 3)                                                             10,008                    9,468
 Custody (Note 3)                                                                     12,759                    9,797
 Legal                                                                                 3,194                    2,103
 Trustees                                                                              2,273                      784
 Reporting                                                                             4,737                    1,742
 Accounting (Note 3)                                                                  18,000                   19,000
 Auditing                                                                             10,100                   10,100
 Compliance                                                                            5,585                    4,450
 Miscellaneous                                                                        13,263                    5,531
                                                                         --------------------     --------------------
Total Expenses                                                                       621,496                  210,593
 Fees waived (Note 4)                                                                 (6,151)                 (40,257)
                                                                         --------------------     --------------------
Net Expenses                                                                         615,345                  170,336
                                                                         --------------------     --------------------
NET INVESTMENT LOSS                                                                 (442,689)                  (7,257)
                                                                         --------------------     --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) on investments                                              319,432                 (791,723)
Net change in unrealized appreciation of investments                             (11,366,681)              (3,763,212)
                                                                         --------------------     --------------------
NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS                                                                     (11,047,249)              (4,554,935)
                                                                         --------------------     --------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                                     $ (11,489,938)            $ (4,562,192)
                                                                         ====================     ====================



See Notes to Financial Statements.     8

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
YEAR ENDED MAY 31, 2000 AND PERIOD ENDED NOVEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                    BROWNIA                         BROWNIA
                                                                   SMALL-CAP                        GROWTH
                                                                    GROWTH                          EQUITY
                                                                     FUND                            FUND
                                                      ------------------------------      ----------------------------

                                                          AMOUNT          SHARES              AMOUNT         SHARES

NET ASSETS - June 28, 1999 (Note 1)                     $           -                       $           -
                                                      ----------------                     ---------------
OPERATIONS
 Net investment income (loss)                                (537,927)                             28,622
 Net realized gain (loss) on investments                    2,156,404                            (299,256)
 Net change in unrealized appreciation of investments      16,441,994                           2,103,490
                                                      ----------------                     ---------------
Net Increase in Net Assets Resulting from Operations       18,060,471                           1,832,856
                                                      ----------------                     ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income on investments                               -                             (15,333)
                                                      ----------------                     ---------------

CAPITAL SHARE TRANSACTIONS
 Sale of shares                                            36,912,135     2,917,541            20,315,286     1,960,222
 Transactions due to acquisition                           39,482,102     3,948,210            11,053,062     1,105,306
 Reinvestment of distributions                                      -             -                                  41
 Redemption of shares                                      (6,496,057)     (502,713)           (1,649,145)     (157,787)
                                                      ----------------  ------------       ---------------   -----------

Net Increase from Capital Share Transactions               69,898,180     6,363,038            29,719,244     2,907,745
                                                      ----------------  ============       ---------------   ===========

Net Increase in Net Assets                                 87,958,651                          31,536,767
                                                      ----------------                     ---------------

NET ASSETS - May 31, 2000 (A)                            $ 87,958,651                        $ 31,536,767
                                                      ================                     ===============

OPERATIONS
 Net investment loss                                         (442,689)                             (7,257)
 Net realized gain (loss) on investments                      319,432                            (791,723)
 Net change in unrealized appreciation of investments     (11,366,681)                         (3,763,212)
                                                      ----------------                     ---------------
Net Increase in Net Assets Resulting from Operations      (11,489,938)                         (4,562,192)
                                                      ----------------                     ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income on investments                               -                              (1,979)
                                                      ----------------                     ---------------

CAPITAL SHARE TRANSACTIONS
 Sale of shares                                            15,356,959     1,057,013             8,639,811      819,008
 Reinvestment of distributions                                      -             -                    35            3
 Redemption of shares                                      (1,928,002)     (131,585)           (1,947,388)    (191,943)
                                                      ----------------  ------------       ---------------  -----------

Net Increase from Capital Share Transactions               13,428,957       925,428             6,692,458      627,068
                                                      ----------------  ============       ---------------  ===========

Net Increase in Net Assets                                  1,939,019                           2,128,287
                                                      ----------------                     ---------------

NET ASSETS - November 30, 2000 (B)                       $ 89,897,670                        $ 33,665,054
                                                      ================                     ===============

(A) Undistributed net investment
        income - May 31, 2000                                     $ -                            $ 13,289
                                                      ================                     ===============

(B) Undistributed net investment income
        (loss) - November 30, 2000                         $ (442,689)                            $ 4,053
                                                      ================                     ===============



See Notes to Financial Statements.     9

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

These financial highlights reflect selected data and ratios for a share outstanding throughout the period:

                                                                           BROWNIA SMALL-CAP
                                                                              GROWTH FUND
                                                             -------------------------------------------
                                                                June 1, 2000         June 28, 1999(b)
                                                                     to                     to
                                                              November 30, 2000        May 31, 2000
                                                             --------------------   --------------------

NET ASSET VALUE, Beginning of Period                                      $13.82                 $10.00
                                                             --------------------   --------------------

OPERATIONS

 Net investment loss                                                       (0.06)                 (0.10)
 Net realized and unrealized gain (loss) on investments                    (1.43)                  3.92
                                                             --------------------   --------------------
Total from Investment Operations                                           (1.49)                  3.82
                                                             --------------------   --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                                         -                      -
                                                             --------------------   --------------------
NET ASSET VALUE, End of Period                                            $12.33                 $13.82
                                                             ====================   ====================

TOTAL RETURN                                                             (10.78%)                38.20%

RATIO/SUPPLEMENTARY DATA
 Net assets at end of period (000's omitted)                             $89,898                $87,959
 Ratios to Average Net Assets

  Expenses, including waiver of fees (a)                                   1.25%                  1.25%
  Expenses, excluding waiver of fees (a)                                   1.26%                  1.35%
 Net investment loss, including waiver of fees (a)                        (0.90%)                (0.80%)


PORTFOLIO TURNOVER RATE                                                      12%                    30%


----------------------------------------------------------------------
(a)  Annualized.
(b)  See Note 1 in Notes to Financial Statements for commencement of operations.


See Notes to Financial Statements.    10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

These financial highlights reflect selected data and ratios for a share outstanding throughout the period:

                                                                            BROWNIA GROWTH
                                                                              EQUITY FUND
                                                             -------------------------------------------
                                                                June 1, 2000         June 28, 1999(b)
                                                                     to                     to
                                                              November 30, 2000        May 31, 2000
                                                             --------------------   --------------------
NET ASSET VALUE, Beginning of Period                                      $10.85                 $10.00
                                                             --------------------   --------------------
OPERATIONS
 Net investment income                                                         -                   0.01
 Net realized and unrealized gain (loss) on investments                    (1.33)                  0.85
                                                             --------------------   --------------------
Total from Investment Operations                                           (1.33)                  0.86
                                                             --------------------   --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income (loss)                                                  - (c)              (0.01)
                                                             --------------------   --------------------
NET ASSET VALUE, End of Period                                             $9.52                 $10.85
                                                             ====================   ====================

TOTAL RETURN                                                             (12.25%)                 8.59%

RATIO/SUPPLEMENTARY DATA
 Net assets at end of period (000's omitted)                             $33,665                $31,537
 Ratios to Average Net Assets
  Expenses, including waiver of fees (a)                                   1.00%                  1.00%
  Expenses, excluding waiver of fees (a)                                   1.24%                  1.55%
 Net investment income (loss), including waiver of fees (a)               (0.04%)                 0.14%


PORTFOLIO TURNOVER RATE                                                      49%                    42%


----------------------------------------------------------------------
(a)  Annualized.
(b)  See Note 1 in Notes to Financial Statements for commencement of operations.
(c)  Distributions were $.00066.


See Notes to Financial Statements.    11

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund (individually a "Fund", and collectively, "the Funds"), each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund commenced operations on June 28, 1999 after acquiring the net assets of BIA Small-Cap Growth Fund Limited Partnership and BIA Growth Equity Fund Limited Partnership (each a "Partnership," collectively the "Partnerships"), respectively. Each Fund issued shares in exchange for the net assets of its corresponding Partnership. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. On October 1, 2000, BIA Small-Cap Growth Fund was renamed BrownIA Small-Cap Growth Fund and BIA Growth Equity Fund was renamed BrownIA Growth Equity Fund.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of each Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by each Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust is comprised of nineteen active fund series and it accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

--------------------------------------------------------------------------------

NOVEMBER 30, 2000
--------------------------------------------------------------------------------

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The investment adviser to each Fund is Brown Investment Advisory & Trust Company (the "Adviser") a wholly owned subsidiary of Brown Capital Holdings Incorporated. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund at an annual rate of 1.00% and 0.75%, respectively, of each Fund's average daily net assets.

ADMINISTRATOR - The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $100 million, and 0.075% of the remaining average daily net assets of each Fund, subject to a minimum fee of $40,000 per year.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from each Fund an annual fee of $18,000, plus certain shareholder account fees.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is each Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to each Fund. For its services, FAcS receives from each Fund an annual fee of $36,000, plus certain amounts based upon the asset levels of the Funds as well as the number and type of portfolio transactions made by the Fund. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives an annualized percentage of the average daily net assets of each Fund. Each Fund also pays an annual maintenance fee as well as certain other transaction fees.

NOTE 4.  WAIVER OF FEES

The Adviser voluntarily waived fees for the period June 1, 2000 to November 30, 2000 as follows: BrownIA Small-Cap Growth Fund, $6,151 and BrownIA Growth Equity Fund, $40,257.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the period June 1, 2000 to November 30, 2000, were as follows:

                                    BROWNIA                    BROWNIA
                             SMALL-CAP GROWTH FUND        GROWTH EQUITY FUND
                             ---------------------        ------------------
Cost of Purchases                 $29,223,111                $22,125,062
Proceeds from Sales                11,058,464                 15,689,058

--------------------------------------------------------------------------------

NOVEMBER 30, 2000
--------------------------------------------------------------------------------


NOTE 6. ACQUISITION OF FUNDS

As of June 28, 1999, BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund acquired all of the net assets of BIA Small-Cap Growth Fund Limited Partnership and BIA Growth Equity Fund Limited Partnership, respectively. Each Partnership's net assets and unrealized gain immediately prior to acquisition were as follows:

                                                     NET ASSETS          UNREALIZED GAINS
                                                     ----------          ----------------
Brown Small-Cap Growth Fund Limited Partnership     $39,482,102              $6,080,758
Brown Growth Equity Fund Limited Partnership         11,053,062               3,384,324

The net assets of BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund immediately after the acquisition were $39,482,102 and $11,053,062, respectively. The shares issued as a result of the acquisition amounted to 3,948,210 and 1,105,306, respectively.

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




                 (This page has been left blank intentionally.)

                               INVESTMENT ADVISER
                   Brown Investment Advisory & Trust Company
                                 Furness House
                                19 South Street
                              Baltimore, MD 21202


                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101


                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                             Portland, Maine 04101




      This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund's prospectus